Exhibit 99.1
100 Park Avenue : New York, NY 10017 : 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS SECOND QUARTER 2025 RESULTS
- Delivered Record Small Shop Occupancy and Highest New Lease ABR in Company History -
- Updated Nareit FFO and Same Property NOI Growth Expectations For 2025 -

NEW YORK, July 28, 2025 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its operating results for the three and six months ended June 30, 2025. For the three months ended June 30, 2025 and 2024, net income attributable to Brixmor Property Group Inc. was $0.28 per diluted share and $0.23 per diluted share, respectively, and for the six months ended June 30, 2025 and 2024, net income attributable to Brixmor Property Group Inc. was $0.50 per diluted share and $0.52 per diluted share, respectively.

Key highlights for the three months ended June 30, 2025 include:
•Executed 1.7 million square feet of new and renewal leases, with rent spreads on comparable space of 24.2%, including 0.9 million square feet of new leases, with rent spreads on comparable space of 43.8%
•Realized total leased occupancy of 94.2%, anchor leased occupancy of 95.6%, and record small shop leased occupancy of 91.2%
◦Commenced $14.5 million of annualized base rent
◦Leased to billed occupancy spread totaled 450 basis points
◦Total signed but not yet commenced new lease population represented 3.2 million square feet and $67.1 million of annualized base rent
•Reported an increase in same property NOI of 3.8%, including a contribution from base rent of 360 basis points
•Reported Nareit FFO of $171.5 million, or $0.56 per diluted share
•Stabilized $18.2 million of reinvestment projects at an average incremental NOI yield of 14%, with the in process reinvestment pipeline totaling $374.3 million at an expected average incremental NOI yield of 10%
•Completed $22.4 million of dispositions
•Amended and restated the Company's $1.75 billion unsecured credit facilities
•Published the Company's annual Corporate Responsibility Report on June 12, 2025 (view the 2024 report at https://www.brixmor.com/corporate-responsibility)

Subsequent events:
•Updated previously provided Nareit FFO per diluted share expectations for 2025 to $2.22 - $2.25 from $2.19 - $2.24 and same property NOI growth expectations for 2025 to 3.90% - 4.30% from 3.50% - 4.50%
•Completed $223.0 million of acquisitions and $29.2 million of dispositions

“I’m very pleased with our team’s continued execution of our transformative, value-added business plan, which enables us to capitalize on tenant disruption and deliver highly productive leasing volumes, robust new and renewal leasing spreads, accretive reinvestments, and strong bottom-line growth,” commented James Taylor, Chief Executive Officer. “Our performance year-to-date and visible leases signed but not yet commenced pipeline sets the table for compelling growth in 2026 and beyond. Additionally, our disciplined capital recycling continues to successfully harvest lower growth assets and redeploy capital into assets with significant upside, such as our recent acquisition of LaCenterra At Cinco Ranch, an iconic grocery-anchored lifestyle asset in our core market of Houston.”
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100 Park Avenue : New York, NY 10017 : 800.468.7526

FINANCIAL HIGHLIGHTS
Net Income Attributable to Brixmor Property Group Inc.
•For the three months ended June 30, 2025 and 2024, net income attributable to Brixmor Property Group Inc. was $85.1 million, or $0.28 per diluted share, and $70.1 million, or $0.23 per diluted share, respectively.
•For the six months ended June 30, 2025 and 2024, net income attributable to Brixmor Property Group Inc. was $154.9 million, or $0.50 per diluted share, and $159.0 million, or $0.52 per diluted share, respectively.

Nareit FFO
•For the three months ended June 30, 2025 and 2024, Nareit FFO was $171.5 million, or $0.56 per diluted share, and $163.8 million, or $0.54 per diluted share, respectively. Results for the three months ended June 30, 2025 and 2024 include items that impact FFO comparability, including gain (loss) on extinguishment of debt, net and transaction expenses, net, of $(0.3) million, or $(0.00) per diluted share, and $0.3 million, or $0.00 per diluted share, respectively.
•For the six months ended June 30, 2025 and 2024, Nareit FFO was $342.6 million, or $1.11 per diluted share, and $327.2 million, or $1.08 per diluted share, respectively. Results for the six months ended June 30, 2025 and 2024 include items that impact FFO comparability, including gain (loss) on extinguishment of debt, net and transaction expenses, net, of $(0.3) million, or $(0.00) per diluted share, and $0.2 million, or $0.00 per diluted share, respectively.

Same Property NOI Performance
•For the three months ended June 30, 2025, the Company reported an increase in same property NOI of 3.8% versus the comparable 2024 period.
•For the six months ended June 30, 2025, the Company reported an increase in same property NOI of 3.3% versus the comparable 2024 period.

Dividend
•The Company’s Board of Directors declared a quarterly cash dividend of $0.2875 per common share (equivalent to $1.15 per annum). The dividend is payable on October 15, 2025 to stockholders of record on October 2, 2025.

PORTFOLIO AND INVESTMENT ACTIVITY
Value Enhancing Reinvestment Opportunities
•During the three months ended June 30, 2025, the Company stabilized four value enhancing reinvestment projects with a total aggregate net cost of approximately $18.2 million at an average incremental NOI yield of 14% and added three new reinvestment projects to its in process pipeline. Projects added include one anchor space repositioning project and two outparcel development projects, with a total aggregate net estimated cost of approximately $3.6 million at an expected average incremental NOI yield of 13%.
•At June 30, 2025, the value enhancing reinvestment in process pipeline was comprised of 37 projects with an aggregate net estimated cost of approximately $374.3 million at an expected average incremental NOI yield of 10%. The in process pipeline includes 13 anchor space repositioning projects with an aggregate net estimated cost of approximately $63.4 million at an expected incremental NOI yield of 7% - 14%; nine outparcel development projects with an aggregate net estimated cost of approximately $5.7 million at an expected average incremental NOI yield of 26%; and 15 redevelopment projects with an aggregate net estimated cost of approximately $305.2 million at an expected average incremental NOI yield of 10%.
•An in-depth review of a redevelopment project which highlights the Company's reinvestment capabilities, College Plaza (New York-Newark-Jersey City, NY-NJ CBSA), can be found at this link: https://www.brixmor.com/blog/creating-value-on-long-island.
•Follow Brixmor on LinkedIn for video updates on reinvestment projects at https://www.linkedin.com/company/brixmor.

100 Park Avenue : New York, NY 10017 : 800.468.7526

Acquisitions
•During the three months ended June 30, 2025, the Company did not complete any acquisitions of shopping centers.
•During the six months ended June 30, 2025, the Company acquired one land parcel at an existing property for $3.1 million.
•Subsequent to June 30, 2025, the Company acquired LaCenterra At Cinco Ranch, an approximately 409,000 square foot grocery-anchored lifestyle center strategically located in an affluent master planned community in the western Houston, Texas suburbs (Houston-Pasadena-The Woodlands, TX CBSA), for $223.0 million in July 2025. LaCenterra At Cinco Ranch is anchored by Trader Joe’s, Athleta, IKEA, Lovesac, lululemon, Sephora, Warby Parker, and a diverse mix of high-quality dining and service tenants including Ambriza Social Mexican Kitchen, CAVA, Grimaldi’s Coal Brick-Oven Pizza, and Postino, and complements Brixmor’s 30 other assets in the Houston, Texas market, the Company’s third largest CBSA. With over five million visits per year, the highly trafficked property has significant value creation and remerchandising opportunities, including compelling near-term leasing of vacancies, as well as lease expirations over the next few years with well below market rents. Mark Horgan, Executive Vice President, Chief Investment Officer, commented, “The acquisition of LaCenterra At Cinco Ranch furthers our clustering strategy in a key market and broadens our tenancy profile and retailer relationships, providing a vibrant source of incremental and relevant demand, as we continue to evolve the merchandise mix across our transformed portfolio.”

Dispositions
•During the three months ended June 30, 2025, the Company generated approximately $22.4 million of gross proceeds on the disposition of one shopping center, as well as two partial properties.
•During the six months ended June 30, 2025, the Company generated approximately $45.1 million of gross proceeds on the disposition of three shopping centers, as well as four partial properties.
•Subsequent to June 30, 2025, the Company generated approximately $29.2 million of gross proceeds on the disposition of three shopping centers.

CAPITAL STRUCTURE
•As previously announced, on April 24, 2025, the Company’s operating partnership, Brixmor Operating Partnership LP, amended and restated its $1.25 billion revolving credit facility and $500 million term loan facility. The restated unsecured credit facilities extend the maturity of the revolving credit facility to April 2029, extend the maturity of the term loan facility to April 2030, and improve the pricing of the unsecured credit facilities.
•At June 30, 2025, the Company had $1.4 billion in liquidity.
•At June 30, 2025, the Company's net principal debt to adjusted EBITDA, current quarter annualized was 5.5x and net principal debt to adjusted EBITDA, trailing twelve months was 5.6x.

GUIDANCE
•The Company has updated its previously provided NAREIT FFO per diluted share expectations for 2025 to $2.22 - $2.25 from $2.19 - $2.24 and same property NOI growth expectations for 2025 to 3.90% - 4.30% from 3.50% - 4.50%.
◦Revenues deemed uncollectible is expected to total 75 - 110 bps of total expected revenues in 2025.
◦2025 expectations do not include any additional items that impact FFO comparability, which include gain or loss on extinguishment of debt, net and transaction expenses, net, or any other one-time items.
•The following table provides a reconciliation of the range of the Company's 2025 estimated net income attributable to Brixmor Property Group Inc. to Nareit FFO:

100 Park Avenue : New York, NY 10017 : 800.468.7526

(Unaudited, dollars in millions, except per share amounts)	2025E	2025E Per Diluted Share
Net income attributable to Brixmor Property Group Inc.	$292 - $301	$0.95 - $0.98
Depreciation and amortization related to real estate	410	1.33
Gain on sale of real estate assets	(19)	(0.06)
Impairment of real estate assets	0	0.00
Nareit FFO	$683 - $692	$2.22 - $2.25

CONNECT WITH BRIXMOR
•For additional information, please visit https://www.brixmor.com;
•Follow Brixmor on:
◦LinkedIn at https://www.linkedin.com/company/brixmor
◦Facebook at https://www.facebook.com/Brixmor
◦Instagram at https://www.instagram.com/brixmorpropertygroup; and
◦YouTube at https://www.youtube.com/user/Brixmor.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION
The Company will host a teleconference on Tuesday, July 29, 2025 at 10:00 AM ET. To participate, please dial 877.704.4453 (domestic) or 201.389.0920 (international) within 15 minutes of the scheduled start of the call. The teleconference can also be accessed via a live webcast at https://www.brixmor.com in the Investors section. A replay of the teleconference will be available through August 12, 2025 by dialing 844.512.2921 (domestic) or 412.317.6671 (international) (Passcode: 13753792) or via the web through July 29, 2026 at https://www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at https://www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

NON-GAAP PERFORMANCE MEASURES
The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of net income to these non-GAAP performance measures is presented in the attached tables.

Nareit FFO
Nareit FFO is a supplemental, non-GAAP performance measure utilized to evaluate the operating and financial performance of real estate companies. Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same

100 Park Avenue : New York, NY 10017 : 800.468.7526

basis. Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

Same Property NOI
Same property NOI is a supplemental, non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. Same property NOI is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). Same property NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) income or expense associated with the Company's captive insurance company, (vi) depreciation and amortization, (vii) impairment of real estate assets, (viii) general and administrative expense, and (ix) other income and expense (including interest expense and gain on sale of real estate assets). Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, income or expense associated with the Company’s captive insurance company, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that same property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed new development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Net Principal Debt to Adjusted EBITDA, current quarter annualized & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are supplemental non-GAAP measures utilized to evaluate the performance of real estate companies in relation to outstanding debt. Net principal debt is calculated as Debt obligations, net (calculated in accordance with GAAP) excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. Adjusted EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, (iii) depreciation and amortization, (iv) gains and losses from the sale of certain real estate assets, (v) gains and losses from change in control, (vi) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, (vii) gain (loss) on extinguishment of debt, net, and (viii) other items that the Company believes are not indicative of the Company's operating performance. Net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are calculated as net principal debt divided by quarterly annualized adjusted EBITDA or trailing twelve month adjusted EBITDA, respectively. Considering the nature of its business as a real estate owner and operator, the Company believes that net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the operating performance of the Company’s real estate, are widely known and
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100 Park Avenue : New York, NY 10017 : 800.468.7526

understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and can provide investors with a more consistent basis by which to compare the Company with its peers.

ABOUT BRIXMOR PROPERTY GROUP
Brixmor (NYSE: BRX) is a real estate investment trust (REIT) that owns and operates a high-quality, national portfolio of open-air shopping centers. Its 360 retail centers comprise approximately 64 million square feet of prime retail space in established trade areas. The Company strives to own and operate shopping centers that reflect Brixmor’s vision “to be the center of the communities we serve” and are home to a diverse mix of thriving national, regional and local retailers. Brixmor is a proud real estate partner to over 5,000 retailers including The TJX Companies, The Kroger Co., Publix Super Markets and Ross Stores.

Brixmor announces material information to its investors in SEC filings and press releases and on public conference calls, webcasts and the “Investors” page of its website at https://www.brixmor.com. The Company also uses social media to communicate with its investors and the public, and the information Brixmor posts on social media may be deemed material information. Therefore, Brixmor encourages investors and others interested in the Company to review the information that it posts on its website and on its social media channels.

SAFE HARBOR LANGUAGE
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at https://www.sec.gov. These factors include (1) changes in national, regional, and local economies, due to global events such as international military conflicts, international trade disputes, a foreign debt crisis, foreign currency volatility, or due to domestic issues, such as government policies and regulations, tariffs, energy prices, market dynamics, general economic contractions, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending; (2) local real estate market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in our Portfolio (defined hereafter); (3) competition from other available properties and e-commerce; (4) disruption and/or consolidation in the retail sector, the financial stability of our tenants, and the overall financial condition of large retailing companies, including their ability to pay rent and/or expense reimbursements that are due to us; (5) in the case of percentage rents, the sales volumes of our tenants; (6) increases in property operating expenses, including common area expenses, utilities, insurance, and real estate taxes, which are relatively inflexible and generally do not decrease if revenue or occupancy decrease; (7) increases in the costs to repair, renovate, and re-lease space; (8) earthquakes, wildfires, tornadoes, hurricanes, damage from rising sea levels due to climate change, other natural disasters, epidemics and/or pandemics, civil unrest, terrorist acts, or acts of war, any of which may result in uninsured or underinsured losses; and (9) changes in laws and governmental regulations, including those governing usage, zoning, the environment, privacy, data security, intellectual property rights, and taxes. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our periodic filings. The forward-looking statements speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.
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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/25	12/31/24
Assets
Real estate
Land	$1,829,811	$1,834,814
Buildings and tenant improvements	8,990,348	8,895,571
Construction in progress	111,968	152,260
Lease intangibles	504,584	526,412
	11,436,711	11,409,057
Accumulated depreciation and amortization	(3,499,227)	(3,410,179)
Real estate, net	7,937,484	7,998,878
Cash and cash equivalents	104,973	377,616
Restricted cash	897	1,076
Marketable securities	19,399	20,301
Receivables, net, including straight-line rent receivables of $225,671 and $208,785, respectively	285,057	281,947
Deferred charges and prepaid expenses, net	171,762	167,080
Real estate assets held for sale	8,290	4,189
Other assets	78,526	57,827
Total assets	$8,606,388	$8,908,914

Liabilities
Debt obligations, net	$5,096,923	$5,339,751
Accounts payable, accrued expenses and other liabilities	556,301	585,241
Total liabilities	5,653,224	5,924,992

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,226,534 and 314,619,008 shares issued and 306,099,542 and 305,492,016
shares outstanding	3,061	3,055
Additional paid-in capital	3,428,611	3,431,043
Accumulated other comprehensive income	2,084	8,218
Distributions in excess of net income	(480,851)	(458,638)
Total stockholders' equity	2,952,905	2,983,678
Non-controlling interests	259	244
Total equity	2,953,164	2,983,922
Total liabilities and equity	$8,606,388	$8,908,914

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CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24
Revenues
Rental income	$339,397	$315,587	$676,638	$635,076
Other revenues	95	102	366	854
Total revenues	339,492	315,689	677,004	635,930

Operating expenses
Operating costs	39,877	36,919	79,088	74,076
Real estate taxes	43,559	36,349	88,452	77,757
Depreciation and amortization	103,277	92,018	208,874	183,236
Impairment of real estate assets	—	5,280	—	5,280
General and administrative	29,093	29,689	57,266	58,180
Total operating expenses	215,806	200,255	433,680	398,529

Other income (expense)
Dividends and interest	1,190	6,632	2,896	10,509
Interest expense	(54,409)	(53,655)	(108,493)	(105,143)
Gain on sale of real estate assets	15,755	1,814	18,825	16,956
Gain (Loss) on extinguishment of debt, net	(296)	281	(296)	281
Other	(780)	(381)	(1,373)	(974)
Total other expense	(38,540)	(45,309)	(88,441)	(78,371)

Net income	85,146	70,125	154,883	159,030
Net income attributable to non-controlling interests	(7)	—	(15)	—
Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125	$154,868	$159,030

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.28	$0.23	$0.50	$0.53
Diluted	$0.28	$0.23	$0.50	$0.52
Weighted average shares:
Basic	306,975	302,197	306,923	302,120
Diluted	307,609	302,903	307,547	302,796

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FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24

Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125	$154,868	$159,030
Depreciation and amortization related to real estate	102,091	90,218	206,539	179,891
Gain on sale of real estate assets	(15,755)	(1,814)	(18,825)	(16,956)
Impairment of real estate assets	—	5,280	—	5,280
Nareit FFO	$171,475	$163,809	$342,582	$327,245

Nareit FFO per diluted share	$0.56	$0.54	$1.11	$1.08
Weighted average diluted shares outstanding	307,609	302,903	307,547	302,796

Items that impact FFO comparability
Gain (Loss) on extinguishment of debt, net	$(296)	$281	$(296)	$281
Transaction expenses, net	(1)	(13)	(22)	(58)
Total items that impact FFO comparability	$(297)	$268	$(318)	$223
Items that impact FFO comparability, net per share	$(0.00)	$0.00	$(0.00)	$0.00

Additional Disclosures
Straight-line rental income, net	$9,781	$7,981	$17,262	$15,536
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	4,174	1,810	6,689	3,534
Straight-line ground rent expense, net (1)	(141)	6	(275)	11

Dividends declared per share	$0.2875	$0.2725	$0.5750	$0.5450
Dividends declared	$88,004	$82,117	$175,995	$164,221
Dividend payout ratio (as % of Nareit FFO)	51.3%	50.1%	51.4%	50.2%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

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SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/25	6/30/24	Change	6/30/25	6/30/24	Change
Same Property NOI Analysis
Number of properties	346	346	—	346	346	—
Percent billed	89.8%	91.5%	(1.7)%	89.8%	91.5%	(1.7)%
Percent leased	94.4%	95.6%	(1.2)%	94.4%	95.6%	(1.2)%

Revenues
Base rent	$228,360	$220,300		$455,493	$438,233
Expense reimbursements	72,513	66,497		147,609	135,838
Revenues deemed uncollectible	(2,152)	(1,315)		(4,580)	(1,047)
Ancillary and other rental income / Other revenues	8,978	5,587		14,650	11,761
Percentage rents	2,655	2,283		6,478	6,486
	310,354	293,352	5.8%	619,650	591,271	4.8%
Operating expenses
Operating costs	(37,859)	(35,540)		(75,159)	(70,873)
Real estate taxes	(41,491)	(35,332)		(84,304)	(74,927)
	(79,350)	(70,872)	12.0%	(159,463)	(145,800)	9.4%
Same property NOI	$231,004	$222,480	3.8%	$460,187	$445,471	3.3%

NOI margin	74.4%	75.8%		74.3%	75.3%
Expense recovery ratio	91.4%	93.8%		92.6%	93.2%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$8,060	3.6%		$17,260	3.9%
Revenues deemed uncollectible	(837)	(0.4)%		(3,533)	(0.8)%
Net expense reimbursements	(2,462)	(1.1)%		(1,892)	(0.4)%
Ancillary and other rental income / Other revenues	3,391	1.5%		2,889	0.6%
Percentage rents	372	0.2%		(8)	(0.0)%
		3.8%			3.3%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125		$154,868	$159,030
Adjustments:
Non-same property NOI	(9,886)	(9,185)		(20,138)	(18,196)
Lease termination fees	(1,352)	(959)		(5,463)	(1,349)
Straight-line rental income, net	(9,781)	(7,981)		(17,262)	(15,536)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,174)	(1,810)		(6,689)	(3,534)
Straight-line ground rent expense, net	141	(6)		275	(11)
Depreciation and amortization	103,277	92,018		208,874	183,236
Impairment of real estate assets	—	5,280		—	5,280
General and administrative	29,093	29,689		57,266	58,180
Total other expense	38,540	45,309		88,441	78,371
Net income attributable to non-controlling interests	7	—		15	—
Same property NOI	$231,004	$222,480		$460,187	$445,471

ix

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24

Net income	$85,146	$70,125	$154,883	$159,030
Interest expense	54,409	53,655	108,493	105,143
Federal and state taxes	753	655	1,460	1,366
Depreciation and amortization	103,277	92,018	208,874	183,236
EBITDA	243,585	216,453	473,710	448,775
Gain on sale of real estate assets	(15,755)	(1,814)	(18,825)	(16,956)
Impairment of real estate assets	—	5,280	—	5,280
EBITDAre	$227,830	$219,919	$454,885	$437,099

EBITDAre	$227,830	$219,919	$454,885	$437,099
(Gain) Loss on extinguishment of debt, net	296	(281)	296	(281)
Transaction expenses, net	1	13	22	58
Total adjustments	297	(268)	318	(223)
Adjusted EBITDA	$228,127	$219,651	$455,203	$436,876

Adjusted EBITDA	$228,127	$219,651	$455,203	$436,876
Straight-line rental income, net	(9,781)	(7,981)	(17,262)	(15,536)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,174)	(1,810)	(6,689)	(3,534)
Straight-line ground rent expense, net (1)	141	(6)	275	(11)
Total adjustments	(13,814)	(9,797)	(23,676)	(19,081)
Cash Adjusted EBITDA	$214,313	$209,854	$431,527	$417,795

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	6/30/25
Debt obligations, net	$5,096,923
Less: Net unamortized premium	(12,223)
Add: Deferred financing fees	33,753
Less: Cash, cash equivalents and restricted cash	(105,870)
Net Principal Debt	$5,012,583

Adjusted EBITDA, current quarter annualized	$912,508
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.5x

Adjusted EBITDA, trailing twelve months	$891,137
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.6x

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